                                February 28, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY SECTOR SERIES INC.

                         Smith Barney Biotechnology Fund
               Smith Barney Global Media & Telecommunications Fund

                                125 Broad Street,
                            New York, New York 10004
                                 (800) 451-2010

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the combined prospectus of Smith Barney Biotechnology Fund ("Biotechnology Fund") and Smith Barney Global Media & Telecommunications Fund ("Global Media & Telecommunications Fund") (each, a "fund") dated February 28, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Each fund is a series of the Smith Barney Sector Series Inc. (the "Company"), which also offers three other series: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund. The prospectus and copies of other information on the funds may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a broker/dealer, financial intermediary or financial institution (each called a "Service Agent") or by writing or calling the Company at the address or telephone number above.


TABLE OF CONTENTS
Investment Objective and Management Policies ..................................2
Risk Factors .................................................................14
Investment Restrictions ......................................................18
Directors and Executive Officers of the Company ..............................20
Investment Management and Other Services .....................................24
Portfolio Transactions .......................................................31
Portfolio Turnover ...........................................................33
Purchase of Shares ...........................................................34
Redemption of Shares .........................................................42
Valuation of Shares ..........................................................43
Exchange Privilege ...........................................................44
Performance Information ......................................................45
Dividends, Distributions and Taxes ...........................................49
Other Information About the Company ..........................................55
Financial Statements .........................................................56
Other Information ............................................................57

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses each fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments, in which each fund may invest, the investment policies and portfolio strategies each fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as Investment Manager to each fund. Citigroup Asset Management Ltd., an affiliate of the manager, serves as the sub-adviser to each fund, (the "subadviser").

Biotechnology Fund

The Biotechnology Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in the research, development, and manufacture of various biotechnological and biomedical products, services, technology and processes. The fund will also invest in securities of companies that distribute biotechnological and biomedical products and companies that benefit significantly from scientific and technological advances in biotechnology. These companies may include, but are not limited to, the following: companies involved with such areas as genomics, genetic engineering, and gene therapy; health care; pharmaceuticals; agricultural and veterinary; chemicals; medical/surgical; and industrial. They may also include companies that manufacture biotechnological and biomedical products, including devices and instruments; companies that provide biotechnological processes or services; companies that provide scientific and technological advances in biotechnology; and companies involved with new or experimental technologies related to any of the above.

Global Media & Telecommunications Fund

The Global Media & Telecommunications Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in the following: the development, production, sale, syndication, distribution and transmission of goods or services used in the broadcast and media industries; the development, manufacture, or sale of communications services or communications equipment. The media and telecommunications sector includes, without limitation, advertising companies; companies that own, operate, broadcast or provide access to the following: free or pay television; radio; cable stations; theaters; film studios; television, movie and Internet programming; publishers, sellers or printers of newspapers, magazines, books, or video products; printing, cable television and video equipment providers; the broadcast and media industries; companies involved in the development, syndication, and transmission of television, movie programming, advertising, Internet, wireless and cellular communications; companies that offer local and long-distance telephone service or equipment, wireless communications, satellite communications; or companies principally engaged in the development, manufacture, or sale of communications services or communications equipment. The companies may include companies that provide the following: Internet, wireless, cellular, paging, and local and wide area product networks, service or equipment; microwave and cable television equipment; and technologies such as fiber optics, semiconductors, and data transmission; and companies that distribute data-base information; and other companies involved in the ownership, operation, or development of media and telecommunications products or services.

Each Fund

With respect to the 80% investment policies (as described above), these percentage requirements will not be applicable during periods when a fund pursues a temporary defensive strategy, as discussed in the Prospectus. The funds' 80% investment policies are non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least 60 days' notice to shareholders of the applicable fund prior to any such change.

Each fund may invest its assets in securities of domestic and/or foreign issuers. Each fund may invest without limitation in securities of foreign issuers and the Global Media & Telecommunications Fund will invest in securities of issuers located in at least three countries, including the United States. Because each fund is considered non-diversified, the fund may invest a significant percentage of its assets in a single issuer.

In buying and selling securities for each fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered include long-term growth potential, earnings estimates and quality of management.

The subadviser may lend each fund's securities to broker-dealers or other institutions to earn income for the fund. The subadviser may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease a fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, a fund may not achieve its objective.

Under normal market conditions, the majority of a fund's portfolio will consist of equity securities, but it also may contain money market instruments for cash management purposes. Each fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Equity Securities. Under normal circumstances, each fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments. Each fund may purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. A fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery-taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities or securities on a forward commitment basis, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. Foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on, or market value, of securities. If it should become necessary, the fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

Each fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. ADRs are receipts, typically issued by a U.S.

bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. However, by investing in ADRs or EDRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs and EDRs. The information available for ADRs and EDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a fund's investments in such a market. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

The Economic and Monetary Union ("EMU") EMU became effective on January 1, 1999, and is scheduled to become fully implemented by no later than February 28, 2002, when a common currency (the Euro) will become the exclusive currency for European countries that meet the eligibility criteria and choose to participate. The introduction of the euro for the participating countries presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the funds.

U.S. and Foreign Taxes. A fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Money Market Instruments. Each fund may invest for temporary defensive purposes in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the manager or the subadviser. The manager or the subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager or the subadviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager or the subadviser will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the subadviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or liquid securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund.

By lending its securities, a fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund's ability to recover the loaned securities or dispose of the collateral for the loan.

Borrowing. Each fund also may borrow for temporary or emergency purposes, but not for leveraging purposes, in an amount up to 331/3% of its total assets, and may pledge its assets in connection with such borrowings. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Illiquid Securities. Each fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Options, Futures and Currency Strategies. Each fund may, but is not required to, use forward currency contracts and certain options and futures strategies for any of the following purposes: to seek to increase total return or hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with a fund; to settle transactions in securities quoted in foreign currencies; as a substitute for buying or selling securities; or as a cash flow management technique. There can be no assurance that such efforts will succeed.

In order to assure that a fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that a fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of a fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, a fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the subadviser believes a particular currency may decline compared to the U.S. dollar or another currency, a fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of a fund's securities denominated in that currency, or when the subadviser believes one currency may decline against a currency in which some or all of the portfolio securities held by a fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, a fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a fund are denominated ("cross hedging"). A fund places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate amount of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments with respect to such contracts.

For hedging purposes, a fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in a fund's portfolio. A fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

A fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by a fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

A fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by a fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

Although a fund may not use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the subadviser's ability to predict movements in the prices of individual securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts andoptions thereon or to use forward currency contracts are different from those needed to select the securities in which a fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

Over-the-counter options in which a fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Options on Securities. As discussed more generally above, each fund may engage in writing covered call options. Each fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

A fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. A fund expects to write options only on national securities exchanges or in the over-the-counter market. A fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

A fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although a fund generally will purchase or write only those options for which the manager and/or the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the funds and other clients of the
                                       11
manager and/or the subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by a fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to a fund's writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, each fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of long-term capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to the subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, each fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. A fund may enter into futures contracts for any of the following purposes: as a substitute for buying or selling securities; as a cash flow management technique; to hedge against adverse changes in the market value of its securities; and to settle transactions in securities quoted in foreign currencies. A fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange or board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

The purpose of entering into a futures contract by a fund is to protect it from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates,making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a favorable correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although each fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

RISK FACTORS

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these events will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the subadviserconcentrates each fund's investments in a particular industry or group of related industries, the fund's performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the subadviser may invest a significant percentage of the assets of each fund in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Companies in the each sector face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a fund's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, a fund is not an appropriate investment for individuals, who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. Each sector may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in each sector may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

The types of companies in which a fund invests present risks. The market may value companies according to size, or market capitalization, rather than on financial performance. The companies in each sector may be developing or changing. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. Company earnings in these sectors may fluctuate more than those of other companies because of short product cycles and competitive pricing. Investors' enthusiasm for these stocks can also change dramatically, causing stock prices to rise and fall sharply. Certain of the companies in which a fund invests may allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which a fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

Biotechnology Fund

Patent considerations, intense competition, rapid technological change and obsolescence, and government regulation can adversely affect the biotechnology sector. Biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. The sector will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments, which may make a company's products or services, obsolete in a short period of time. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Global Media & Telecommunications Fund

Companies in the media and telecommunications sector are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. The media sector can be significantly (and adversely) affected by the government deregulation of cable and broadcasting, competitive pressures, and government regulation, including regulation of the concentration of investment in AM, FM, or TV stations. The telecommunications industry, particularly telephone operating companies, is subject to government regulation of rates of return and services that may be offered. Many telecommunications companies fiercely compete for market share.

The telecommunications industry is subject to governmental regulation and greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry. Certain companies in the United States, for example, are subject to government regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

Companies in the communications, entertainment, media and publishing industries are subject to governmental regulation and a greater price volatility than the overall market and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition and strong market reactions to technological developments throughout the industry.

The developing communications industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence. The electronics industry can be significantly affected by rapid obsolescence, intense competition, and global demand. The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, and rapid obsolescence. Wireless network operators can also face significant capital expenditures to build networks of critical mass, and can carry heavy debt burdens from financings.

Sector Risks. The subadviser believes that because of rapid advances in each sector, an investment in companies with business operations in these areas may offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best-managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by investors can result in price fluctuations. Industries likely to be owned by the funds include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. A fund may also invest in the stocks of companies that may benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

The sectors have exhibited and may continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the sector. In general, the stocks of large capitalized companies that are well established in the sector can be expected to grow with the market and will frequently be found in a fund's portfolio. The expansion of each sector and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies. A fund's investment policy is not limited to any minimum capitalization requirement and a fund may hold securities without regard to the capitalization of the issuer. The subadviser's overall stock selection for a fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Risks Associated with Particular Investments

Liquidity Risk. A fund's portfolio is liquid if the fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

Smaller Capitalized Companies. The subadviser believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent a fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

Counterparty Risk. This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in such a transaction will not fulfill its contractual obligation to complete a transaction with a fund.

Lack of Timely Information Risk. Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to smaller company securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Non-Diversified Classification. Each fund is classified as a non-diversified fund under the 1940 Act which means the fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. As a result, the funds may be subject to greater volatility with respect to their portfolio securities than funds that are more broadly diversified. Each fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year
(a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Other Information

Master/feeder fund structure. The board of directors has the discretion to retain the current distribution arrangement for the funds while investing their assets in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and each fund's investment objective have been adopted by the Company as fundamental policies of the respective funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a
                                       18
majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares. Under the investment restrictions adopted by the Company with respect to each fund, each fund will not:

1. Purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of portfolio securities.

7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the fund's net
                                       19
assets to be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The business and affairs of each fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a fund and who execute policies authorized by the Board. Under each fund's Charter, a Board may classify or reclassify any unissued shares of the funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the funds.

The directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of each fund, as defined in the 1940 Act, is indicated by an asterisk.

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                                  Position(s)      Term of                                    Number of       Other Directorships
                                   Held with       Office      Principal Occupation (s)      Investment         Held by Director
                                     Fund           and           During Past 5 Years         Companies
                                                   Length                                      in Fund
                                                   of Time                                     Complex
     Name, Address, and                            Served*                                   Overseen by
             Age                                                                              Director
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        NON-INTERESTED
          DIRECTORS
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Herbert Barg                       Director         Since               Retired                  16                 None
1460 Drayton Lane                                   2000
Wynnewood, PA 19096 Age 78
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Dwight B. Crane                    Director         Since    Professor - Harvard Business        23                 None
Harvard Business School                             2000         School; Self-Employed
Soldiers Field                                                        Consultant
Morgan Hall #375                                             Director of Vendquest, Inc.;
Boston, MA 02163                                              Customer Dialogue Systems,
Age 64                                                         Inc.; and Microforum, Inc
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Burt N. Dorsett                    Director         Since     President - Dorsett McCabe         11                 None
201 East 62nd Street                                2000       Capital Management Inc.;
Apt. 3C                                                       Chief Investment Officer -
New York, NY 10021                                             Leeb Capital Management,
Age 71                                                             Inc. 1999-Present
                                                                 Director of Research
                                                               Corporation Technologies
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Elliot S. Jaffe                    Director         Since     Chairman & Chief Executive         11       The Dress Barn Inc.
The Dress Barn Inc.                                 2000       Officer of The Dress Barn                  Zweig Total Return Fund
Executive Office                                                         Inc.                             Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY  10901
Age 75
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Stephen E. Kaufman Stephen         Director         Since              Attorney                  13                 None
E. Kaufman PC                                       2000
277 Park Avenue, 47th Fl
New York, New York
Age 70
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Joseph J. McCann                   Director         Since               Retired                  11                 None
200 Oak Park Place                                  2000
Suite One
Pittsburgh, PA 15243
Age 71
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Cornelius C. Rose, Jr.             Director         Since      Chief Executive Officer -         11                 None
8 McGee Road                                        2000         Performance Learning
Woodstock, NY 12498                                            Systems; President - Rose
Age 69                                                       Associates; Director of UVTI
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INTERESTED DIRECTORS
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Alfred Bianchetti **               Director         Since              Retired.                  11                 None
19 Circle End Drive                                 2000        Member - Advisory Board
Ramsey, NJ 07446                                                -Catholic Big Brothers
Age 79
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Heath B. McLendon **               Director/        Since    Managing Director of Salomon        78                 None
Salomon Smith Barney               Chairman         2000         Smith Barney ("SSB");
125 Broad Street, 9th Fl                                       President nad Director of
New York, NY  10004                                               SBFM and Travelers
Age 68                                                          Investment Adviser, Inc
                                                               ("TIA"); Director of The
                                                                 Travelers Investment
                                                             Management Company; Trustee-
                                                               Drew University; Advisory
                                                                  Director - M&T Bank
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* Directors are elected until the Company's next annual meeting and until their successors are elected and qualified.

** Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the Company as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.



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OFFICERS
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Lewis E. Daidone                  Senior Vice       Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney               President        2000      Chief Financial Officer of
125 Broad Street                 and Treasurer                  the Smith Barney Mutual
New York, NY 10004                                                      Funds;
Age 44                                                         Director and Senior Vice
                                                               President of SBFM and TIA
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Irving David                      Controller        Since           Director of SSB             N/A                  N/A
Salomon Smith Barney                                2000
125 Broad Street
New York, NY 10004
Age 41
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Christina T. Sydor                 Secretary        Since      Managing Director of SSB;        N/A                  N/A
Salomon Smith Barney                                2000          General Counsel and
300 First Stamford Place                                       Secretary of SBFM and TIA
Stamford, CT 06902
Age 51
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For the calendar year ended December 31, 2001, the directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

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                                   Dollar Range of       Dollar Range of       Dollar Range of      Aggregate Dollar Range of Equity
                                   ----------------      ----------------      ----------------     --------------------------------
                                  Equity Securities     Equity Securities     Equity Securities       Securities in All Registered
                                  ------------------    ------------------    ------------------        ----------------------------
       Name of Director           in the Financial        in the Health       in the Technology     Investment Companies overseen by
       ----------------           -----------------       --------------      ------------------    --------------------------------
                                    Services Fund         Sciences Fund              Fund           director in Family of Investment
                                    -------------         -------------              ----           --------------------------------
                                                                                                                  Companies
                                                                                                                  ---------

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Herbert Barg                             None                  None                  None                           None
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Alfred Bianchetti                        None                  None                  None                           None
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Dwight B. Crane                          None                  None                  None                       Over $100,000
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Burt N. Dorsett                          None                  None                  None                       Over $100,000
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Elliot S. Jaffe                          None                  None                  None                           None
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Stephen E. Kaufman                       None                  None                  None                           None
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Joseph J. McCann                         None                  None                  None                           None
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Heath B. McLendon                        None                  None                  None                       Over $100,000
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Cornelius C. Rose, Jr.                   None                  None                  None                           None
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As of December 31, 2001, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the Fund.

The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During each fund's most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney.

                                              Total Pension or                            Number of Funds
                                              ----------------                            ---------------
                                                 Retirement           Compensation           for Which
                                                 ----------           ------------           ---------
                               Aggregate      Benefits Accrued        from Company        Director Serves
                               ---------      ----------------        ------------        ---------------
                             Compensation        As part of         and Fund Complex           Within
                             ------------        ----------         ----------------           ------
Name of Person                From Company+   Company Expenses      Paid to Directors       Fund Complex
--------------                -------------   ----------------      -----------------       ------------
Herbert Barg**                  $7,100               $0                 $114,000                 16
Alfred Bianchetti* **            7,008                0                   61,300                 11
Martin Brody***                  7,000                0                  141,150                 20
Dwight B. Crane**                6,508                0                  142,450                 23
Burt N. Dorsett**                7,008                0                   61,300                 11
Elliot S. Jaffe**                6,500                0                   52,700                 11
Stephen E. Kaufman**             7,208                0                  115,000                 13
Joseph J. McCann**               7,008                0                   60,900                 11
Heath B. McLendon*                   0                0                        0                 78
Cornelius C. Rose, Jr.**         7,008                0                   61,300                 11

*        Designates an "interested" director.
**       Designates member of Audit Committee.
***      Mr. Brody became a Director Emeritus on December 31, 2001.

At the end of the year in which they attain age 80, Company directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Company's last fiscal year, aggregate compensation paid to Directors Emeritus was $0.

No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The Company pays each director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $6,000 per annum plus $250 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

As of February 1, 2002, the Company's directors and officers of each fund, as a group, owned less than 1% of the outstanding shares of common stock of the Company.

As of February 1, 2002 to the knowledge of the funds and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the fund with the exception of the following:

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FUND                         CLASS    SHARES HELD     PERCENT    NAME                            ADDRESS
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Biotechnology Fund            A       93,283.582       10.10     Sidney Swartz                   33 Bradlee Road
                                                                 Judith Swartz JTWRCS            Marblehead, MA 01945
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Biotechnology Fund            A       64,143.253        6.94     SB Corp Trust Cust              403 B-7 A/C Wiley Thompson
                                                                 New Mexico State University     P.O. Box 3793
                                                                                                 Las Cruces, NM 88003-0041
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Global Media &                A       20,470.829       12.75     Fisery Securities Inc           One Commerce Square
Telecommunications Fund                                          FAO  72175985                   2905 Market Street Suite 1200
                                                                 ATTN: Mutual Funds Dept.        Philadelphia, PA 19103
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Global Media &                A       13,869.749        8.64     Richard Cristiani and           510 Nassau Avenue
Telecommunications Fund                                          Isabelle Cristiani JTWRCS       Freeport, NY 111
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Subadviser

SBFM serves as investment manager to the funds pursuant to a written agreement with the fund ("Management Agreement"). SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). SSBH is a wholly owned subsidiary of Citigroup, which is located at 1 Citicorp Center, 153 East 53rd Street, New York, New York 10028. The Management Agreement was approved by the board of directors, including a majority of the Directors who are not "interested persons" of the Company or the Manager ("Independent Directors"). SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of January 2002 in excess of $257 billion.

The subadviser provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing entities, registered investment companies and unregistered domestic and offshore funds. The Subadvisory Agreement was approved by the board of directors, including a majority of the Directors who are not "interested persons" of the Company, the manager or subadviser. As of February 2002, the subadviser had over $6.6 billion in assets under management. The subadviser is located at 4th Floor, Cottons Centre, Box 200 Mays Lane, London SE1 2QT.

The manager and the subadviser pay the salaries of all officers and employees who are employed by both it and the Company, and maintain office facilities for the Company. In addition to those services, the manager furnishes the Company with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Company, prepares reports to the fund's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The manager and subadviser bear all expenses in connection with the performance of their services.

The Company bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of Salomon Smith Barney or one of its affiliates, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of directors of the Company.

Each of the Management Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement and Sub-Advisory Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager and subadviser or its affiliates in connection with providing services to the fund, compared the fees charged by the manager and subadviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager and subadviser with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager and subadviser services, and benefits potentially accruing to the manager and subadviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager and subadviser, as well as research services received by the manager and subadviser from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the manager (or the sub-Adviser). The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

As compensation for investment management services, the respective fund pays the manager the annual investment management fee described below (calculated at the following annual rate of the fund's average daily net assets):

Biotechnology Fund:                         0.95%
Global Media & Telecommunications:          0.80%

For the periods below, the funds paid investment advisory fees to SBFM as follows:

For the year ended October 31, 2001, the funds paid the manager the following management fees:

        Biotechnology Fund                             $283,915
        Global Media & Telecommunications                 -0-

For the fiscal year ended October 31, 2001, the manager waived fees and reimbursed expenses in the following amounts:

        Biotechnology Fund                             $144,649
        Global Media & Telecommunications               171,892

For the period ended October 31, 2000, the funds paid the manager the following management fees:

        Biotechnology Fund                              $53,492
        Global Media & Telecommunications                 -0-

For the fiscal year ended October 31, 2000, the manager waived fees and reimbursed expenses in the following amounts:

        Biotechnology Fund                              $88,196
        Global Media & Telecommunications                72,554

As compensation for investment sub-advisory services, the manager pays the subadviser the fee described below (calculated at the following annual rate of the fund's average daily net assets):

        Biotechnology Fund:                                0.65%
        Global Media & Telecommunications:                 0.50%

For the year ended October 31, 2001, the manager paid investment subadvisory fees to the subadviser as follows:

        Biotechnology Fund                             $100,577
        Global Media & Telecommunications                 -0-

For the period ended October 31, 2000, the manager paid investment subadvisory fees to the subadviser as follows:

        Biotechnology Fund                               $7,846
        Global Media & Telecommunications                  -0-

Custodian and Sub-administrator

State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of each fund's assets pursuant to a custodian agreement (the "Custody Contract") with the Company. State Street is also the custodian with respect to the custody of foreign securities held by the funds. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each fund, (ii) accepts receipts and makes disbursements of money on behalf of each fund, (iii) collects and receives all income and other payments and distributions on account of each fund's securities and (iv) makes periodic reports to the board of directors concerning the funds' operations. State Street also serves as sub-administrator for each fund, pursuant to a written agreement (the "Agreement") with the manager and each fund.

Under the Agreement, State Street has agreed to oversee the computation of each fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC.

Transfer Agent and Sub-Transfer Agent

Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company) (the "transfer agent") located at 125 Broad St. New York, New York 10004, serves as each fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services ("PFPC" or the "sub-transfer agent") located at P.O. Box 9699, Providence, RI 02940 serves as each fund's sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee from the transfer agent computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, have been selected to serve as auditors of the Company and to render opinions on each fund's financial statements for the fiscal year ending October 31, 2002.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Company and each fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the directors who are not "interested persons" of the Company.

Distributor

Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as each Fund's distributor pursuant to a written agreement with the Company dated June 5, 2000 (the "Distribution Agreement"), which was approved by the Company's board of directors, including a majority of the independent directors, on July 18, 2001.

When the investor makes payment before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The Company's board of directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management Agreement for continuance.

For the fiscal year ended October 31, 2001, Salomon Smith Barney incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants and for accruals for interest on the excess of Salomon Smith Barney expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney are expressed in the following table:

------------------------------------------------------------------------------------------------------------------------

                             Financial
                             Consultant         Branch          Advertising   Printing        Interest     Other
Fund Name                    Compensation       Expenses        Expenses      Expenses        Expenses     Expenses
------------------------------------------------------------------------------------------------------------------------
Biotechnology Fund           $880,611           $228,499        $42,096       $1,735          $  5,049     N/A
------------------------------------------------------------------------------------------------------------------------
Global Media &
Telecommunications Fund        322,410              65,508        11,667           460            1,832    N/A
------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended October 31, 2000, Salomon Smith Barney incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Salomon Smith Barney Financial Consultants and for accruals for interest on the excess of Salomon Smith Barney expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney are expressed in the following table:

------------------------------------------------------------------------------------------------
                           Financial
                           Consultant    Branch     Advertising   Printing   Interest   Other
Fund Name                  Compensation  Expenses   Expenses      Expenses   Expenses   Expenses
------------------------------------------------------------------------------------------------
Biotechnology Fund         $880,611     $228,499     $42,096       $1,735    $  5,049     N/A
------------------------------------------------------------------------------------------------
Global Media &
Telecommunications Fund     322,410       65,508      11,667          460       1,832     N/A
------------------------------------------------------------------------------------------------

Initial Sales Charges

For the 2001 fiscal period, the aggregate dollar amount of commissions on Class A and Class L shares received by Salomon Smith Barney were as follows:

         Class A Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 88,000
                Global Media & Telecommunications  Fund                 $ 35,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $259,000
                Global Media & Telecommunications  Fund                 $ 34,000

         Class L Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 46,000
                Global Media & Telecommunications  Fund                 $ 10,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $179,000
                Global Media & Telecommunications  Fund                   25,000

Deferred Sales Charge (paid to Salomon Smith Barney)

         Class A Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $365,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $      0

         Class B Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $      0

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $      0
                Global Media & Telecommunications  Fund                 $      0

         Class L Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 14,000
                Global Media & Telecommunications  Fund                    2,000

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $  1,000
                Global Media & Telecommunications  Fund                 $      0

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, each fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying its Financial Consultants and other Service Agents a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective Class.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Service Fees and Distribution Fees

         Class A Shares
         For the period ended October 31, 2001:
                Biotechnology Fund                                      $ 17,301
                Global Media & Telecommunications  Fund                    3,521

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $  3,349
                Global Media & Telecommunications  Fund                 $    426

         Class B Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $ 93,458
                Global Media & Telecommunications  Fund                 $ 42,375
         For the period ended October 31, 2000:
                Biotechnology Fund                                      $ 18,334
                Global Media & Telecommunications  Fund                 $  7,901

         Class L Shares
         For the year ended October 31, 2001:
                Biotechnology Fund                                      $136,196
                Global Media & Telecommunications  Fund                 $ 24,757

         For the period ended October 31, 2000:
                Biotechnology Fund                                      $ 24,578
                Global Media & Telecommunications  Fund                 $  3,437

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, subadviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the funds' code of ethics is on file with the SEC.

PORTFOLIO TRANSACTIONS

The subadviser arranges for the purchase and sale of the fund's securities and selects brokers and dealers (including Salomon Smith Barney), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The subadviser may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research statistical or other services to enable the manager, the subadviser or its affiliates to supplement its own research and analysis.

Decisions to buy and sell securities for a fund are made by the subadviser, subject to the overall supervision and review of the Company's board of directors. Portfolio securities transactions for a fund are effected by or under the supervision of the subadviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is each fund's policy to seek the best overall terms available. The subadviser, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The subadviser receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the subadviser exercises investment discretion. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The management and subadvisory fee is not reduced by reason of its receiving such brokerage and research services. The Company's board of directors, in its discretion, may authorize the subadviser to cause the fund to pay a broker that provides brokerage and research services to the subadviser a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's board of directors has determined that any portfolio transaction for the fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the subadviser's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the fund on the floor of any national securities exchange, provided: (a) the board of directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for a fund are made independently from those of the other accounts managed by the subadviser, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the subadviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained for or disposed of by a fund.

A fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager or any affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

For the fiscal year ending October 31, 2001:

-----------------------------------------------------------------------------------------------------------------
                                                                                               % of Total Dollar
                                                                                               Amount of
                                                                           % of Total          Transactions
                                                                           Brokerage           Involving
                                                       Commissions paid    Commissions paid    Commissions Paid
                                                       to Salomon Smith    to Salomon Smith    to Salomon Smith
                                    Total Brokerage    Barney and          Barney and          Barney and
Portfolio                           Commissions        Affiliates          Affiliates          Affiliates
-----------------------------------------------------------------------------------------------------------------
Biotechnology Fund                    $48,416               $ 0                 0%                 0 %
-----------------------------------------------------------------------------------------------------------------
Global Media & Telecommunications     $   705               $ 0                 0%                 0 %
Fund
-----------------------------------------------------------------------------------------------------------------

For the fiscal period ending October 31, 2000:

-----------------------------------------------------------------------------------------------------------------
                                                                                               % of Total Dollar
                                                                                               Amount of
                                                                           % of Total          Transactions
                                                                           Brokerage           Involving
                                                       Commissions paid    Commissions paid    Commissions Paid
                                                       to Salomon Smith    to Salomon Smith    to Salomon Smith
                                    Total Brokerage    Barney and          Barney and          Barney and
Portfolio                           Commissions        Affiliates          Affiliates          Affiliates
-----------------------------------------------------------------------------------------------------------------
Biotechnology Fund                    $47,019               $ 0                 0%                 0 %
-----------------------------------------------------------------------------------------------------------------
Global Media & Telecommunications     $ 7,572               $ 0                 0%                 0 %
Fund
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER

Each fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. The subadviser may cause a fund to sell or purchase securities to ensure compliance with the fund's investment policies.

For the fiscal year ended October 31, 2001, the portfolio turnover rates were as follows:

         Biotechnology Fund                                     74%
         Global Media & Telecommunications Fund                 44%

For the fiscal period ended October 31, 2000, the portfolio turnover rates were as follows:

         Biotechnology Fund                                     1%
         Global Media & Telecommunications Fund                 3%

PURCHASE OF SHARES

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares of each fund are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

---------------------------------------------------------------------------------------------------------------
                                                Sales Charge
                                                ------------

---------------------------------------------------------------------------------------------------------------
                                                                                       Dealers' Reallowance as
                                                                                                            --
Amount of Investment           % of Offering Price          % of Amount Invested       %of Offering Price
--------------------           -------------------          --------------------       ------------------
---------------------------------------------------------------------------------------------------------------
Less than $25,000                      5.00%                        5.26%                        4.50%
---------------------------------------------------------------------------------------------------------------
$  25,000 - 49,999                     4.25                         4.44                         3.83
---------------------------------------------------------------------------------------------------------------
   50,000 - 99,999                     3.75                         3.90                         3.38
---------------------------------------------------------------------------------------------------------------
  100,000 - 249,999                    3.25                         3.36                         2.93
---------------------------------------------------------------------------------------------------------------
  250,000 - 499,999                    2.75                         2.83                         2.48
---------------------------------------------------------------------------------------------------------------
  500,000 - 999,000                    2.00                         2.04                         1.80
---------------------------------------------------------------------------------------------------------------
1,000,000 or more                       0                            0                       Up to 1.00*
---------------------------------------------------------------------------------------------------------------

* A distributor pays up to 1.00% to a Service Agent.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

General

The funds' shares are continuously offered to new investors. Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in a fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any of the Smith Barney Mutual Funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by a fund prior to the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's sub-transfer agent prior to its close of business. For shares purchased through Service Agent payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the sub-transfer agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact your Service Agent or the sub-transfer agent for further information.

Deferred Sales Charge Provisions

"Deferred sales charge" shares are: (a) Class B shares; (b) Class L shares; and
(c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B share by shareholders.

         Year Since Purchase Payment Was Made         Deferred Sales Charge
-------------------------------------------------------------------------------
         First                                                 5.00%
         Second                                                4.00
         Third                                                 3.00
         Fourth                                                2.00
         Fifth                                                 1.00
         Sixth and thereafter                                  0.00
-------------------------------------------------------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney. To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Retirement Programs

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. Each fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must by of the same class.

For plans opened on or after March 1, 2000 that are not part of the Paychex offering, Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for plans that are part of the Paychex offering, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney

Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Service Agent or the transfer agent.

Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or the ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of a fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares. Class B shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401 (k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401
(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401 (k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No deferred sales charge is imposed on redemptions of Class B shares to the extent the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset vlaue of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan; as a result of (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability or an employee in the participating plan; (d) the attainment of age 59 1/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Determination of Public Offering Price

Each fund offers its shares to current shareholders of the fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A deferred sales charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $500,000) redeemed within one year of purchase.

REDEMPTION OF SHARES

The right of redemption of shares of a fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

If the board of directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Additional Information Regarding Telephone Redemption And Exchange Program

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

VALUATION OF SHARES

The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's board of directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's board of directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the Company's board of directors. The value of any security denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the subadviser.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the fund's net asset value unless the manager, under the supervision of the Company's board of directors, determines that the particular event would materially affect net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund.

EXCHANGE PRIVILEGE

Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

         A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

         B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

         C. Class L shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding Exchanges. None of the funds are designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if each fund's management in its sole discretion determines that an investor is engaged in excessive trading, a fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The funds policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at a fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

PERFORMANCE INFORMATION

From time to time, the Company may advertise a fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the Company may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing a fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P (1 + T)/n/ = ERV

     Where:      P    =   a hypothetical initial payment of $ 1,000.
                 T    =   average annual total return.
                 n    =   number of years.
                 ERV      = Ending Redeemable Value of a
                          hypothetical $1,000 investment made
                          at the beginning of a 1-, 5- or
                          10-year period at the end of the 1-,
                          5- or 10-year period (or fractional
                          portion thereof), assuming
                          reinvestment of all dividends and
                          distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of a fund.

 Biotechnology Fund                   Average Annual Total Return
                                      ---------------------------
 Class of Shares                                                     Since
 ---------------            1-Year       5-Year       10-Year      Inception#
                            ------       ------       -------      ----------
 Class A/1/                (35.29)%        N/A          N/A         (39.07)%
 Class B/2/                (35.74)%        N/A          N/A         (39.00)%
 Class L/3/                (33.70)%        N/A          N/A         (37.37)%
 Class Y/4/                  N/A           N/A          N/A           N/A
---------------------
    /1/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.
    /2/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

 Global Media &
 Telecommunications Fund             Average Annual Total Return
                                     ---------------------------
 Class of Shares                                                    Since
 ---------------           1-Year       5-Year       10-Year      Inception#
                           ------       ------       -------      ----------
 Class A/1/               (41.68)%        N/A          N/A         (41.39)%
 Class B/2/               (42.14)%        N/A          N/A         (41.29)%
 Class L/3/               (40.30)%        N/A          N/A         (39.73)%
 Class Y/4/                 N/A           N/A          N/A           N/A
---------------------
    /1/ The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.
    /2/ The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

Aggregate Total Return

A Fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in a Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                     -------
                                        P

    Where:   P     =    a hypothetical initial payment of $10,000.

             ERV   =    Ending Redeemable Value of a
                        hypothetical $10,000 investment made
                        at the beginning of the 1-, 5- or
                        10-year period at the end of the 1-,
                        5- or 10-year period (or fractional
                        portion thereof), assuming
                        reinvestment of all dividends and
                        distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

 Biotechnology Fund                  Aggregate Annual Total Return
                                     -----------------------------
 Class of Shares                                                     Since
 ---------------            1-Year       5-Year       10-Year      Inception#
                            ------       ------       -------      ----------
 Class A/1/                (35.29)%        N/A          N/A         (43.92)%
 Class B/2/                (35.74)%        N/A          N/A         (43.83)%
 Class L/3/                (33.70)%        N/A          N/A         (42.08)%
 Class Y/4/                  N/A           N/A          N/A           N/A
-----------------------
    /1/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase.
    /2/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

 Global Media &
Telecommunications Fund                Aggregate Annual Total Return
                                       -----------------------------
 Class of Shares                                                       Since
 ---------------              1-Year       5-Year       10-Year      Inception#
                              ------       ------       -------      ----------
 Class A/1/                  (41.69)%        N/A          N/A         (46.39)%
 Class B/2/                  (42.13)%        N/A          N/A         (46.29)%
 Class L/3/                  (40.30)%        N/A          N/A         (44.62)%
 Class Y/4/                    N/A           N/A          N/A           N/A
-----------------------

    /1/ The aggregate total return figure assumes that the maximum 5.00% sales charge has been deducted from theinvestment at the time of purchase.
    /2/ The aggregate total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
    /3/ The aggregate total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
    /4/ Class Y shares do not incur sales charges nor deferred sales charges. There is no performance information for Class Y shares because none were outstanding at the end of the fiscal year.
     # Commencement of operations was August 31, 2000.

From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

    P(1 + T)/n/ = ATV\D\

    Where:  P      = a hypothetical initial payment of $1,000.
            T      = average annual total return (after taxes on distributions).
            n      = number of years.
            ATV\D\ = ending value of a hypothetical $1,000
                     investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


Average Annual Total Return (After Taxes on Distributions and Redemptions)


    P(1 + T)/n/ = ATV\DR\

    Where:  P       = a hypothetical initial payment of $1,000.
            T       = average annual total return (after taxes on distributions and redemption).
            n       = number of years.
            ATV\DR\ = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. A fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose account is held directly at the sub-transfer agent should notify them in writing, requesting a change to this reinvest option.

The per share dividends on Class B and Class L shares of a fund will be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the funds. Each fund will be treated as a separate corporation for United States federal income tax purposes, including qualification as a regulated investment company; and the following discussion applies separately to each fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Funds and Their Investments

Each fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, a fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. Furthermore, a fund will be subject to United States corporate income tax with respect to such distributed amounts in any year it fails to qualify as a regulated investment company or fails to meet this distribution requirement. The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

On October 31, 2001, with regard to the Biotechnology Fund, the unused capital loss carryforwards were approximately $10,017,000, of which $22,000 expires on October 31, 2008 and $9,995,000 expires October 31, 2009. With regard to the Global Media & Telecommunications Fund, the unused capital loss carryforwards were approximately $1,029,000 of which $54,000 expires on October 31, 2008 and $975,000 expires October 31, 2009. For federal income tax purposes, these amounts are available to be applied against future capital gains of the related Fund, if any carryforwards, that are realized prior to the expiration of the applicable carryforward.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of it's assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

A fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund's investment in section 1256 contracts, such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a fund may elect a mark-to-market regime that would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by a fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. A fund may be required to withhold, for United States federal income tax purposes, 30% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by each fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of United States Shareholders -Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

OTHER INFORMATION ABOUT THE COMPANY

The Company was incorporated under the laws of the State of Maryland on July 16, 1986 under the name Shearson Lehman Precious Metals and Minerals Fund Inc. The Company's name changed on December 19, 1995 to Smith Barney Natural Resources Fund Inc. On November 29, 1999, the board of directors voted to amend the Charter of the Company to change its name to Smith Barney Sector Series Inc. Each of the Financial Services Fund, Health Sciences Fund, Technology Fund, Biotechnology Fund and Global Media & Telecommunications Fund is classified as a series of the Company. On November 9, 2001, the Global Technology Fund merged into the Technology Fund.

The Company offers shares of four separate series with a par value of $.001 per share. Each fund offers shares currently classified into four Classes - A, B, L and Y. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholder's meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or
(b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the fund only if approved by a "vote of a majority of the outstanding voting securities" of the fund; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

Annual and Semi-annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the transfer agent.

FINANCIAL STATEMENTS

The funds' Annual Reports for the fiscal year ended October 31, 2001 are incorporated herein by reference in their entirety. The annual reports were filed on January 2, 2002, Accession Number 930413-02-000004.

OTHER  INFORMATION

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

         Classic Series  - our portfolio manager driven funds

         Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

         Premier Selections Series - our best ideas, concentrated funds

         We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

         Research Series - driven by exhaustive fundamental securities analysis

         Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

         Style Pure Series - our solution to funds that stray

         Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                       -----------------------------------------
                                       SMITH BARNEY
                                       SECTOR SERIES INC.

                                       Biotechnology Fund

                                       Global Media & Telecommunications Fund

















                                                  February 28, 2002

                                       -----------------------------------------


SMITH BARNEY SECTOR SERIES INC.
125 Broad Street
New York, New York 10004

                                                  SALOMON SMITH BARNEY
                                                  --------------------
                                                  A Member of Citigroup [Symbol]